UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

MSCI Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MSCI Inc. (the “Company”) held its annual meeting of stockholders on April 26, 2022 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 81,267,909 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors

Director	For	Against	Abstain	Broker Non-Vote
Henry A. Fernandez	67,579,248	3,047,977	217,110	3,597,141
Robert G. Ashe	70,549,161	107,764	187,410	3,597,141
Wayne Edmunds	70,468,100	182,814	193,421	3,597,141
Catherine R. Kinney	69,333,011	1,333,337	177,987	3,597,141
Jacques P. Perold	67,508,034	2,220,059	1,116,242	3,597,141
Sandy C. Rattray	70,549,428	108,721	186,186	3,597,141
Linda H. Riefler	68,230,711	2,432,888	180,736	3,597,141
Marcus L. Smith	70,544,674	111,777	187,884	3,597,141
Rajat Taneja	70,606,931	50,588	186,816	3,597,141
Paula Volent	69,974,351	690,494	179,490	3,597,141

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by non-binding vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
69,266,095	1,390,346	187,894	3,597,141

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022.

For	Against	Abstain
73,845,128	422,793	173,555

The foregoing Proposal 3 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 27, 2022	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer